UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2006
Live Nation, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32601 (Commission File Number)	20-3247759 (IRS Employer Identification No.)

9348 Civic Center Drive Beverly Hills, CA (Address of principal executive offices)	90210 (Zip Code)
Registrant’s telephone number, including area code: (310) 867-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On September 26, 2006, Michael Rapino, President and Chief Executive Officer and Alan Ridgeway, Chief Financial Officer of Live Nation, Inc. (the “Company”) delivered a presentation at the Thomas Weisel Partners Consumer Conference 2006 held in New York, New York. A copy of the investor presentation is furnished herewith as Exhibit 99.1.
     An audio webcast and the investor presentation are available under the “About Us” section of the Company’s website, www.livenation.com, and will be archived on the website for 30 days.
     The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Investor Presentation for the Thomas Weisel Partners Consumer Conference 2006 in New York, New York.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 26, 2006

LIVE NATION, INC.
By:	/s/ Kathy Willard
Kathy Willard
Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation for the Thomas Weisel Partners Consumer Conference 2006 in New York, New York